UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2018

PROGREEN US, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25429	59-3087128
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2667 Camino del Rio South, Suite 312, San Diego, CA	92108-3763
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 487-9585

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

BACKGROUND

ProGreen US, Inc. (ProGreen) is providing the following background comments regarding disclosures in the Items included in this Current Report.

Amendment to Convertible Note Issued to BlueHawk Capital LLC

The note issued to BlueHawk Capital was amended to extend the prepayment period until July 10, 2018, giving the company additional time for payment in cash to avoid conversion.

Bellridge Capital, LP Convertible Debenture Issued

The Company has issued this convertible note for working capital funding purposes, and intends to secure conventional debt financing arrangements to pay off current short term debt and to further our Baja California projects, although there is no assurance that we will be able to secure this financing.

Announcements related to the planned conventional debt financing are as follows:

● From the Company’s Twitter account @ProGreenUS on June 5, 2018: “ProGreen has entered into a financing commitment agreement for a two-year $5M financing. FORM 8-K filed https://backend.otcmarkets.com/otcapi/company/sec-filings/12796881/content/html”

● From the Company’s Twitter account @ProGreenUS on May 30, 2018: “We have now received a firm commitment letter from the lender for the $5M bridge financing, referred to in the May 22 Twitter announcement regarding the Letter of Intent.”

● From the Company’s Twitter account @ProGreenUS on May 22, 2018: “We have now executed the Letter of Intent for a bridge financing of $5M (referred to in yesterday’s announcement https://www.progreenus.com/pr-20180521/). Now proceeding with the underwriting due diligence.”

● Press release on May 21, 2018: “ProGreen Receives LOI’s for First Stage of Larger Funding Plan”

● Press release on April 6, 2018: “ProGreen Receives Cielo Mar Valuation Pursuant to Funding Plan”

● Press release on March 21, 2018: “CBRE Appraisal Values Cielo Mar Land at $42M”

● Press release on January 29, 2018: “ProGreen Retains CBRE for Cielo Mar Property Appraisal”

● Press release on December 20, 2017: “ProGreen announces $10M secured financing plan”

THE FOREGOING GENERAL DISCUSSION IS QUALIFIED BY THE MORE DETAILED ITEM DESCRIPTION AND THE REFERENCED EXHIBIT DOCUMENTS BELOW.

Item 1.01. Entry into a Material Definitive Agreement.

Bellridge Capital, LP Convertible Debenture Issued June 14, 2018

Pursuant to the terms of a Securities Purchase Agreement, dated June 14, 2018, the Company issued to Bellridge Capital, LP (the “Holder”) a $7,500 Original Issue Discount 12% Convertible Debenture (the “Debenture”) in the principal amount of $157,500, due June 14, 2019. At any time (i) after 180 days from June 14, 2018, (ii) when the shares issuable upon conversion of the Debenture have been registered on a registration statement that has been declared effective by the Commission or (iii) if the Company is in breach or default of any of the Transaction Documents and until the Debenture is no longer outstanding, the Debenture (including principal and accrued but unpaid interest on any principal being converted, if any) is convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at a conversion price equal to 65% of the lowest closing price for the Company’s Common Stock on the Trading Market for the 15 Trading Days prior to the conversion; provided that or if the shares of Common Stock are not traded on a Trading Market but is quoted on the OTC Pink, then 65% of the lowest closing price for the Company’s Common Stock on the OTC Pink for the 15 Trading Days prior to the conversion and in all other cases 65% of the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchaser and reasonably acceptable to the Company.

During the first six months the Debenture is in effect, the Company may redeem the Debenture by paying to the Holder an amount as follows: (i) if the redemption is prior to the 90th day the Debenture is in effect (including the 90th day), then for an amount equal to 110% of the unpaid principal amount of the Debenture along with any interest that has accrued during that period; (ii) if the redemption is on the 91st day the Debenture is in effect, up to and including the 120th day the Debenture is in effect, then for an amount equal to 120% of the unpaid principal amount of the Debenture along with any accrued interest; (iii) if the redemption is on the 121st day the Debenture is in effect, up to and including the 180th day the Debenture is in effect, then for an amount equal to 125% of the unpaid principal amount of the Debenture along with any accrued interest.

Events of Default under the Debenture include: any monetary default in the payment of principal of or interest on the Debenture; if the Company shall be subject to a Bankruptcy Event; a default under a separate financial obligation or a judgment greater in amount than $10,000; if the Company fails to file with the Commission any required annual or quarterly reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable); and bankruptcy or reorganization of the Company or a Significant Subsidiary.

If any Event of Default occurs, then the outstanding principal amount of the Debenture, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election by notice in writing to Company, immediately due and payable in cash at the Mandatory Default Amount. After the occurrence of any Event of Default that results in the eventual acceleration of the Debenture, the interest rate on this Debenture shall accrue at an annual interest rate equal to 12% in excess of the Interest Rate, plus a one-time 10% penalty on the then-outstanding balance of the Debenture.

amendment to BlueHawk Capital LLC Convertible Promissory Note

The Company is party to a Convertible Promissory Note dated November 24, 2017, issued to BlueHawk Capital LLC (“Blue Hawk”), in the principal amount of $65,000 (the “Convertible Note”). Pursuant to a June 14, 2018 amendment to the Convertible Note, Blue Hawk agreed to extend the Maturity Date of the Convertible Note to July 10, 2018, in exchange for increasing the applicable prepayment penalty under the Convertible Note from 125% to 135%.

The foregoing description of the Convertible Debenture, SECURITIES PURCHASE AGREEMENT and CONVERTIBLE NOTE AMENDMENT DOES not purport to be complete and IS qualified in ITS entirety by reference to the FORMS OF DEBENTURE, SECURITIES PURCHASE AGREEMENT AND AMENDMENT filed as AN Exhibit to this Current Report on Form 8-K WHICH are incorporated herein by reference. DEFINED TERMS USED IN THE DESCRIPTIONS OF SUCH INSTRUMENTS AND AGREEMENTS IN THIS CURRENT REPORT SHALL HAVE THE MEANING PROVIDED IN THE RESPECTIVE DEBENTURE, SECURITIES PURCHASE AGREEMENT AND AMENDMENT, UNLESS SPECIFICALLY DEFINED ABOVE IN THIS REPORT.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02. Unregistered Sale of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount(1)	Purchaser	Principal Underwriter	Total Offering Price/ Underwriting Discounts
June 14, 2018	Convertible Promissory Debenture in the principal amount of $157,500 issued to Bellridge Capital, LP	Private Investor	NA	$157,500	/NA

(1) The issuances of securities to lenders and investors are viewed by the Company as exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), alternatively, as transactions either not involving any public offering, or as exempt under the provisions of Regulation D promulgated by the SEC under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.79	Convertible Promissory Debenture issued June 14, 2018 to Bellridge Capital, LP.

10.80	Securities Purchase Agreement, dated June 14, 2018, between the Company and Bellridge Capital, LP.

10.81	BlueHawk Capital LLC Amendment to Convertible Promissory Note, dated June 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGREEN US, INC.

Dated: June 18, 2018	By:	/s/ Jan Telander
Jan Telander, Chief Executive Officer